                                                                     EXHIBIT 4.1

COMMON SHARES                                                      COMMON SHARES

NUMBER                     DELPHI INTERNATIONAL LTD.                   SHARES
DI                      Par value of US $0.01 per share


SEE REVERSE FOR A SUMMARY OF CERTAIN      INCORPORATED IN THE ISLANDS OF BERMUDA
LIMITATIONS AND OTHER VOTING RIGHTS           UNDER THE COMPANIES ACT, 1991
                                          SEE REVERSE FOR CERTAIN ABBREVIATIONS



THIS IS TO CERTIFY THAT                                        CUSIP G2706W 10 5



Is the registered holder of


FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF PAR VALUE OF US$0.01 PER SHARE OF

                           DELPHI INTERNATIONAL LTD.

                              CERTIFICATE OF STOCK


transferrable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

     Dated


/s/                                         /s/
   -------------------------------------       --------------------------------
   President and Chief Executive Officer                              Secretary


                                     [SEAL]
                           DELPHI INTERNATIONAL, LTD
                                    BERMUDA
                                      1997

COUNTERSIGNED AND REGISTERED:
        BankBoston, N.A.
                TRANSFER AGENT
                 AND REGISTRAR

          AUTHORIZED SIGNATURE
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THE AMENDED AND RESTATED BYE-LAWS ("THE BYE-LAWS") OF DELPHI INTERNATIONAL LTD.
CONTAIN CERTAIN PROVISIONS THAT LIMIT THE VOTING RIGHTS THAT MAY, AMONG OTHER THINGS, BE EXERCISED BY CERTAIN HOLDERS OF COMMON SHARES IN CERTAIN CIRCUMSTANCES, THE BYE-LAWS PROVIDE THAT, SO LONG AS THE CONTROLLED SHARES (AS SUCH TERM IS DEFINED IN THE BYE-LAWS) OF ANY PERSON CONSTITUTE 9.5% OR MORE OF THE ISSUED AND OUTSTANDING COMMON SHARES, THE VOTING RIGHTS WITH RESPECT TO THE CONTROLLED SHARES OWNED BY SUCH PERSON SHALL BE LIMITED, IN THE AGGREGATE, TO A VOTING POWER OF 9.5%. PURSUANT TO A FORMULA SPECIFIED IN THE BYE-LAWS (THE "VOTING LIMITATION").


SUBJECT TO THE VOTING LIMITATION SET FORTH ABOVE, EACH COMMON SHARE WILL ENTITLE THE HOLDER THEREOF TO ONE VOTE PER SHARE ON ALL MATTERS REQUIRED TO BE
SUBMITTED TO A VOTE OF THE SHAREHOLDERS OF ORACLE REINSURANCE COMPANY LTD., A BERMUDA COMPANY AND A WHOLLY OWNED SUBSIDIARY OF DELPHI INTERNATIONAL LTD.

DELPHI INTERNATIONAL LTD. WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COPY OF THE BYE LAWS OF THE COMPANY WHICH SETS OUT THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF OF DELPHI INTERNATIONAL LTD., AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF DELPHI INTERNATIONAL LTD. AT ITS PRINCIPAL PLACE OF BUSINESS.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN  - as joint tenants with right
                  of survivorship and not as
                  tenants in common

        UNIF GIFT MIN ACT -

        --------------------- Custodian ---------------------
              (Cust)                           (Minor)

                     under Uniform Gifts to Minors

                Act
                   ------------------------------
                              (State)


Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED
                   -------------------------------------------------------
                         (fill in amount for purposes of stamp duty)

--------------------------------------------------------------------------
                       (name in full of Transferor)

hereby sell, assign and transfer unto
                                      ------------------------------------
                                              (name in full of Transferee)

--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                 (address)

---------------------------------------------- shares of the capital stock represented by the within Certificate.

Dated
      -------------------------     ---------------------
In the presence of:

-----------------------------------    ------------------------------------
                                                    (Transferor)

-----------------------------------
   (2 witnesses sign here)


In the presence of:

-----------------------------------    ------------------------------------
                                                    (Transferor)

-----------------------------------
    (2 witnesses sign here)



Signature(s) Guaranteed:

----------------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.